UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Dividend Focus Funds
Income Builder*
Rising Dividend Growth

*Effective after the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process — Income Builder	2

Portfolio Management Discussion and Performance Summary — Income Builder	3

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	14

Schedules of Investments	20

Financial Statements	30

Financial Highlights	34

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	56

Other Information	57

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Income Builder Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks), and seeks to provide capital appreciation primarily through equity investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to the risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’ Income Builder Fund Investment Process?

The Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: A global team of over 225 experienced investment professionals with broad, deep capabilities across fixed income markets, including corporate credit, where the team analyzes the full capital structure of corporate bonds to source the best ideas for the Fund.

PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund (the “Fund”) seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed and repositioned as the Goldman Sachs Income Builder Fund (the “Fund”) and was managed jointly by the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team. (Prior to June 29, 2012, the Goldman Sachs Balanced Fund was managed jointly by the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team.) Therefore, the performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies, and policies.

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Fund’s performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 13.26%, 12.38%, 12.39%, 13.74% and 13.55%, respectively. These returns compare to the 14.87% average annual total return of the Fund’s blended benchmark, comprised of the Russell 1000® Value Index (with dividends reinvested) and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index. The components of the Fund’s blended benchmark generated average annual total returns of 16.84% and 12.75% for Russell 1000® Value Index (the “Russell Index”) and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

During the Reporting Period, the S&P® 500 Index (with dividends reinvested), the Barclays U.S. Aggregate Bond Index (with dividends reinvested), and the Fund’s former blended benchmark index, comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays U.S. Aggregate Bond Index (with dividends reinvested), generated average annual total returns of 15.16%, 5.24% and 11.47%, respectively.

Q	How did the Fund’s investment strategy change as a result of its renaming and repositioning at the end of business on June 29, 2012?

A	The Fund’s investment objective changed from seeking “long-term growth of capital and current income” to seeking “income and capital appreciation.” The goal of this change in investment objective is to provide investors with a greater yield and to undertake a more unified approach to the Fund’s security selection and tactical allocations. The Fund, which formerly focused on primarily higher dividend U.S. stocks and investment grade bonds, can invest in a larger universe of securities, including high yield bonds, global equities, preferred stocks, real estate investment trusts and master limited partnerships. As part of this change in investment objective, the Fund’s benchmark indexes changed at the end of business on June 29, 2012 from the S&P 500® Index and the Barclays U.S. Aggregate Bond Index to the Russell 1000 Value® Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A

Investors faced a number of headwinds when the Reporting Period began, as Standard & Poor’s downgraded the ratings of several large banks and the Congressional budget deficit supercommittee failed to come to agreement on spending cuts. In addition, Europe’s sovereign debt crisis deteriorated as credit conditions tightened for banks and yields on Italian and Spanish government debt hovered near unsustainable levels. However, the market rallied following coordinated action by six global central banks to reduce the cost to European banks of U.S. dollar funding. Meanwhile, U.S. economic data steadily improved. Private sector activity accelerated, in contrast with stagnation in China and contraction in Europe, and employment reports beat expectations. Concerns about the global impact of the

PORTFOLIO RESULTS

Eurozone crisis have kept stimulative monetary conditions in place globally, and the Federal Reserve (the “Fed”) reiterated its bias to keep rates low through at least mid-2013.

Investor sentiment improved heading into 2012, paving the way for a strong quarter for both equities and riskier fixed income classes, while core government bond markets sold off. The main drivers were accommodative policy, continued strength of U.S. economic data and diminished concerns about contagion from the Eurozone. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until at least late 2014.

Equities and riskier fixed income classes then retreated during April and May amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. At the same time, core government bond markets rallied, driving U.S. and German yields to multi-decade lows. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row and deteriorated further in May. U.S. economic data weakened and the positive trend in jobs data stalled, though indicators still pointed to modest growth, in contrast with the deepening contraction in the Eurozone. The Fed extended Operation Twist to year end and reiterated that rates will likely remain low through at least late-2014, and market expectations for a European Central Bank (“ECB”) rate cut increased. China’s central bank cut rates as manufacturing activity shrank.

In the third quarter of 2012, U.S. equities and riskier fixed income classes recovered from their second quarter declines as expectations of further central bank policy commitments drove investors to seek yield in an even-lower interest rate environment. In September, the Fed confirmed a third round of quantitative easing, and the ECB offered potentially unlimited government bond purchases upon formal requests for aid. Global economic growth remained weak with manufacturing surveys indicating contraction in Europe and China, and only minimal expansion in the U.S. The U.S. housing market showed strong signs of recovery.

In October 2012, the U.S. reported better than expected third quarter GDP growth of 2%, and the unemployment rate dropped below 8% for the first time since January 2009. However, Europe’s largest economies seemed likely to fall into recession. U.S. manufacturing activity increased, and the housing market showed additional signs of improvement as new home construction reached a four-year high. Despite these positive developments, investors appeared concerned about the outlook for corporate earnings and U.S. fiscal policy following the November election. In response to Hurricane Sandy, U.S. equity trading was halted for two days toward the end of the Reporting Period. The October 29-30 closing was the first two-day weather-related shutdown of the markets since 1888.

Q	How did the Fund’s asset allocation affect performance during the Reporting Period as a whole?

A	In keeping with the Fund’s investment process, the Fund’s assets were split between equity and fixed income securities, targeting 60% equities and 40% fixed income. As the equity markets posted strong gains during the Reporting Period, the Fund benefited from its allocation to stocks. The Fund’s performance was hampered by its allocation to fixed income. Though the fixed income portfolio outperformed during the Reporting Period, it recorded comparatively weaker returns than the equity portfolio. At the beginning of the Reporting Period, the Fund was invested 59% in equities and 41% in fixed income. It was invested 45% in equities and 55% in fixed income at the end of the Reporting Period.

Q	What key factors had the greatest impact on the performance of the Fund’s equity portfolio between November 1, 2011 and June 29, 2012 (“the initial part of the Reporting Period”)?

A	The Fund’s equity portfolio underperformed its benchmark, the S&P 500 Index, during the initial part of the Reporting Period. The Goldman Sachs Quantitative Investment Strategies Team (the “QIS team”) generally favored stocks offering a high dividend yield, which dampened returns as high-dividend stocks underperformed their peers. On a sector level, stock selection within the consumer discretionary, telecommunication services, industrials, financials and utilities detracted from results during the initial part of the Reporting Period. Stock picks within the energy, information technology, health care, consumer staples and materials sectors contributed positively to relative performance.

At the end of business on June 29, 2012, the dividend yield of the equity portion of the Fund was 3.39%, which was higher than the 2.27% dividend yield of the S&P 500 Index.

Q	Did equity sector allocation overall help or hurt the Fund’s performance during the initial part of the Reporting Period?

A	In investing the equity portion of the Fund’s portfolio during the initial part of the Reporting Period, the QIS team invested

PORTFOLIO RESULTS

in higher dividend-paying names within industries and sectors, rather than making industry or sector bets. Consequently, its industry and sector weights were similar to those of the S&P 500 Index, which was the Fund’s equity benchmark during the initial part of the Reporting Period, and they did not have a meaningful impact on relative performance.

Q	Among individual holdings, which stocks contributed to the Fund’s returns during the initial part of the Reporting Period?

A	During the initial part of Reporting Period, the Fund benefited from overweighted positions in tobacco corporation Altria Group and defense contractor Raytheon. An underweight in Oracle, an enterprise software and hardware maker, also added to relative returns.

Q	What individual stocks detracted from the Fund’s results during the initial part of Reporting Period?

A	The Fund’s relative performance was hampered by overweighted positions in Pitney Bowes, a provider of postage meters and mailing services; Frontier Communications, a telecommunications services firm; and printing company R.R. Donnelley and Sons.

Q	What key factors had the greatest impact on the performance of the Fund’s equity portfolio between June 30, 2012 and October 31, 2012 (“the latter part of the Reporting Period”)?

A	The equity portfolio of the Fund generated a positive absolute return during the latter part of the Reporting Period, but stock selection overall detracted from performance relative to the Russell Index, which became the equity portfolio’s new benchmark index on June 30, 2012.

Q	How did equity sector allocation help or hurt the Fund’s performance during the latter part of the Reporting Period?

A	The Fund’s position in the information technology, energy and health care sectors contributed most positively to its performance relative to the Russell Index. Detracting from the Fund’s relative returns were positions in the telecommunication services, industrials and consumer staples sectors.

Q	Which stocks detracted significantly from the Fund’s performance during the latter part of the Reporting Period?

A	Security selection detracted from relative performance during the latter part of the Reporting Period. The largest detractors from the Fund’s relative returns were PG&E, Citigroup and Microsoft, although it must be noted that the Fund did not own Citigroup during the latter part of the Reporting Period.

PG&E, a California-based utility reported, underperformed on lower-than-expected second quarter results and management’s projection that it would need to increase in equity issuance to maintain the company’s current capital structure. The San Bruno pipeline explosion in 2010 has also remained an overhang on the stock, which trades at a lower multiple versus its peers. The Goldman Sachs Fundamental Equity Team sold the Fund’s position in PG&E because it saw more value in other utility names.

The Fund’s underweight to Citigroup also hurt relative performance. Because Citigroup’s stock performed well, its absence from the Fund’s equity portfolio hurt results versus the Russell Index during the latter part of the Reporting Period.

Shares of Microsoft came under pressure as the company released in-line fiscal fourth quarter earnings, citing weaker personal computer shipments and slightly lower gross margins, which hurt performance.

Q	Which stocks contributed significantly to the Fund’s performance during the latter part of the Reporting Period?

A	The strongest contributors to the Fund’s relative performance were M&T Bank, Prudential Financial and Hewlett-Packard (HP), though the Fund did not hold HP during the latter part of the Reporting Period. HP’s stock performed quite poorly and the Fund benefited in relative terms by the absence of its shares from its equity portfolio.

PORTFOLIO RESULTS

M&T Bank was the top contributor to relative returns during the period. The commercial bank has benefited from the Fed’s program to purchase mortgage securities and the improving U.S. residential real estate market. M&T Bank also announced that it will acquire regional bank Hudson City Bancorp. The Fundamental Equity Team continues to favor M&T Bank, which has been able to increase return on equity as it grows its loan portfolio and improves its operating efficiency.

Prudential Financial contributed positively as it reported strong underlying performance in each of the insurance company’s divisions. After higher claims levels impacted results earlier this year, the Fundamental Equity Team feels that investors have refocused on the company’s strong international growth and gains in its asset management unit. In the opinion of the Fundamental Equity Team, Prudential is attractively valued, trading at a discount to book value, and there is the potential for return on equity to continue increasing into 2013. In addition, the Fundamental Equity Team believes the company has excess capital that will be deployed in a shareholder-friendly manner.

The Fund had exited its position in Hewlett-Packard during the summer, which helped relative returns during the latter part of the Reporting Period as shares of the computer company declined. The stock sold off as investors became concerned about the outlook for the personal computing industry and HP’s ongoing restructuring efforts.

Q	Did the equity portion of the Fund make any significant purchases or sales during the latter part of the Reporting Period?

A	Because the Fund’s investment objective changed effective at the close of business on June 29, 2012, a number of holdings were sold and replaced with new holdings.

The Fund purchased American Electric Power, an operator of power transmission and generation businesses which is converting the generation portion of its business from a regulated to an unregulated structure. Its shares came under pressure earlier this year due to an adverse ruling from the company’s regulator regarding the transition. In the opinion of the Fundamental Equity Team, the company’s valuation was overly discounting the negative effects of ruling on its generation business while the majority of its assets will remain under a regulated construct.

The Fund also bought property and casualty insurer, Travelers. The Fundamental Equity Team believes Travelers’ management is focused on executing several key priorities which, if successful, should result in a higher valuation for the stock over the long term. These priorities include improving the return on equity over the long term, increasing market share mainly through organic growth, and returning excess capital to shareholders. Strong policy sales and rate increases for policyholders have lead to improved results. The Fundamental Equity Team also likes Travelers because of its conservative investment philosophy, which the Fundamental Equity Team believes has allowed it to maintain a strong balance sheet and return capital to shareholders.

As mentioned earlier, the Fund sold its position in PG&E because the Fundamental Equity Team saw more value in other utilities stocks.

The Fund also exited its position in Walt Disney. The Fundamental Equity Team believes that Disney shares, which were trading at an all-time high, had reached fair value. Much of the Fundamental Equity Team’s investment thesis had played out, given that Disney’s media networks business is posting strong performance and its parks and resorts segment has recovered from trough levels. Though earnings could continue to grow, the Fundamental Equity Team saw better return potential in other names.

Q	What changes did you make to the Fund’s equity weightings during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, the Fundamental Equity Team reduced the Fund’s overweight in the utilities and consumer staples sectors relative to the Russell Index. It reduced the Fund’s underweight in the materials sector.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A

During the initial part of the Reporting Period, the fixed income portion of the Fund’s portfolio outperformed the Barclay Index, which served as its benchmark index during that timeframe. Its positive results were driven by its exposure to investment grade corporate bonds and non-agency residential mortgage-backed securities. Individual issue selection also enhanced performance. The Fund benefited from its holdings in the investment grade corporate bond sector, specifically issue selection in industrial and financial bonds. Investments among high yield corporate bonds also boosted relative results. In addition, issue selection among agency collateralized mortgage obligations (“CMOs”), particularly adjustable-rate mortgage backed

PORTFOLIO RESULTS

securities (“ARMS”) and pass-through mortgage securities boosted performance versus the Barclays U.S. Aggregate Bond Index. Detracting was the Fund’s active currency strategy, specifically its exposure — accomplished through investing in bonds denominated in a foreign currency or through the use of forward foreign currency exchange contracts – to Latin American currencies such as the Mexican peso. The Fund was also hampered by individual issue selection of government and agency securities.

During the latter part of the Reporting Period, the Fund’s fixed income portfolio outperformed the BofA Merrill Lynch Index, its new benchmark as of June 30, 2012. The Fund’s exposure to non-agency mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds and agency mortgage-backed securities added to relative returns. Individual issue selection was the largest contributor to relative performance. The Fund benefited from its holdings among investment grade corporate bonds, particularly within the financials sector, and high yield corporate bonds, especially within the industrials sector. Issue selection among collateralized mortgage obligations and emerging markets debt also added value. Detracting was the Fund’s industry positioning and its allocation to subordinated debt. Subordinated debt generally has a lesser priority than other types of debt with regard to claims on assets or earnings.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	Within the fixed income portfolio, the Fund’s duration and yield curve positioning strategies contributed positively to relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund held a longer duration positioning relative to the Barclays U.S. Aggregate Bond Index at the beginning of the Reporting Period because the Goldman Sachs Fixed Income Investment Management Team (the “fixed income team”) believed interest rates would decline. This positioning enhanced relative performance as concern about contagion from Greece and other European peripheral nations dampened market sentiment and investors moved out of riskier asset classes and into U.S. Treasuries, pushing down yields. In February, as yields fell on speculation about a third round of quantitative easing (QE3) by the Fed, the fixed income team shifted the Fund to a shorter duration position. In opinion of the fixed income team, investors had placed too much weight on the possibility of QE3. The Fund’s positioning added to relative results when yields increased during March after the Fed reiterated its commitment to low interest rates but did not announce QE3. In April, as softer economic data put downward pressure on yields, the Fund’s shorter duration position detracted from relative performance. During May and June, as U.S. economic conditions continued to weaken and uncertainty increased about the situation in Europe, investors generally favored U.S. Treasuries over riskier asset classes, driving down yields. As yields declined, the Fund benefited from a long duration position. Following the close of business on June 29, 2012, when the Fund was renamed and repositioned, the fixed income team no longer used duration and duration and yield curve positioning as active management strategies within its investment process.

Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period?

A	As mentioned previously, the Barclays U.S. Aggregate Bond Index served as the benchmark for the fixed income portion of the Fund during the initial part of the Reporting Period. The BofA Merrill Lynch Index became the benchmark for fixed income portfolio as of June 30, 2012 and through the latter part of the Reporting Period. For the Reporting Period as a whole, the fixed income team decreased the Fund’s overweight in asset-backed securities (ABS), residential mortgage-backed securities and covered bonds. The fixed income team increased the Fund’s exposure to investment grade corporate bonds and high yield corporate bonds.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

In the equity portion of the Fund during the initial part of the Reporting Period, the QIS team used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work). During the latter part of the Reporting Period, the Fundamental Equity Team did not use derivatives as part of its active management strategy. In the fixed income portfolio during the Reporting Period as a whole, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure and used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It also used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending

PORTFOLIO RESULTS

agreements). The Fund also bought Brazilian inflation-linked notes because the fixed income team believed Brazil’s real interest rates were high and likely to decline. (The real interest rate is the rate of interest an investor may receive after allowing for inflation.) In addition, the Fund employed interest rate swaps to hedge interest rate exposure and express an outright term structure view. It also used swaptions (or, options on interest rate swap contracts) to hedge and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. The term structure of interest rates is important because monetary policy affects short-term interest rates, but investment depends on long-term interest rates. Theories about the term structure of interest rates thus become theories about the connection between monetary policy and investment.)

Q	What is the Fundamental Equity Team’s tactical view and strategy for the months ahead?

A	In months ahead, the Fundamental Equity Team plans to seek high quality equities that offer both sustainable and growing dividends. At the same time, it expects to remain cautious in pushing too far out on the yield spectrum because of the quality trade-off and high relative valuations. More specifically, the Fundamental Equity Team has a positive view on global industrial franchises with strong backlogs or exposure to secular growth globally. It sees opportunities in deeply discounted financials with recovering returns on equity and increased capital redeployment. In addition, the Fundamental Equity Team expects to invest in pharmaceutical companies that will benefit from reduced generic headwinds and expanding patient populations. It expects to maintain an underweight to commodity-related materials companies with high levels of debt and meaningful exposure to areas of slowing global growth. As always, the Fundamental Equity Team will maintain its valuation discipline when selecting high yielding stocks and when avoiding companies with stretched valuations, high payout ratios and limited earnings growth prospects.

At the end of the Reporting Period, the equity portion of the Fund was overweight utilities, telecommunication services and consumer staples relative to Russell Index. It was underweight the consumer discretionary, materials and industrials sectors. Compared the Russell Index, it was relatively neutral in financials, health care, information technology and energy sectors at the end of the Reporting Period.

Q	What is the fixed income team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the fixed income team believes global central bank policy and the global economic growth backdrop primarily favored U.S. risk assets. According to the fixed income team, the only scenario that could lead central banks to allow a significant rise in real yields would be a significant pick-up in growth, which the fixed income team considers a low-probability risk. As a result, the fixed income team expects government bonds to generally remain in their current range and favors a tactical approach to duration risk. The fixed income team thinks U.S. corporate credit valuations are attractive relative to fundamentals, due largely to risk premiums related to the European sovereign debt crisis. As European risk declines and government bond yields remain low, the fixed income team expects U.S. corporate credit to benefit from investor demand for yield as well as favorable fundamentals. In emerging markets, the fixed income team does not see the economic slowdown in China leading to a broad boom/bust cycle in emerging countries. It believes countries with good growth and good balance sheets should continue to perform well.

In the fixed income portfolio, the Fund is long U.S. corporate credit. The fixed income team believes that relative to fundamentals, credit valuations have been attractive for some time, largely because of risk premiums related to Europe. In the view of the fixed income team, the ECB’s bond purchase program significantly reduces the risks of a crisis in Europe that could have contagion effects on the U.S. economy or financial markets. In addition, because the Fed plans to keep the federal funds target rate low for a prolonged period and plans to continue purchasing high-quality mortgage securities, the fixed income team expects demand for yield to continue supporting corporate bond prices. The fixed income team sees U.S. interest rates as largely range-bound but anticipates some steepening of the yield curve as longer-term concerns about potential inflation risks weigh on the price of 30-year U.S. Treasuries. In addition, the fixed income team continues to favor non-agency mortgage-backed securities both from a yield perspective and a fundamental perspective as the U.S. housing recovery continues.

FUND BASICS

Income Builder Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011– October 31, 2012	Fund Total Return (based on NAV)[1]	Income Builder Composite Index[2]	Income Builder Composite Index (Prior to 6.29.12)[2]
Class A	13.26%	14.87%	11.47%
Class B	12.38	14.87	11.47
Class C	12.39	14.87	11.47
Institutional	13.74	14.87	11.47
Class IR	13.55	14.87	11.47

UNDERLYING BENCHMARK PERFORMANCE
November 1, 2011– October 31, 2012	Russell 1000 Value Index[2]	BofA Merrill Lynch BB-B U.S. High Yield Constrained Index[2]	S&P 500 Index[2]	Barclays U.S. Aggregate Bond Index[2]
	16.84%	12.75%	15.16%	5.24%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Effective after the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. In addition, the Fund’s benchmarks changed from the S&P 500 Index and the Barclays U.S. Aggregate Bond Index to the Russell 1000 Value Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index. In the Investment Adviser’s view, these new indices are more appropriate benchmarks against which to measure Fund performance in light of the Fund’s new investment objective, strategies and policies. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in The BofA Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Fund’s composite index prior to June 29, 2012 consisted of the S&P 500 Index (with dividends reinvested) (60%) and the Barclays U.S. Aggregate Bond Index (with dividends reinvested) (40%); the Fund’s current composite index consists of the Russell 1000 Value Index (60%) and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (40%). The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.11%	2.89%	6.69%	6.56%	10/12/94
Class B	13.68	2.86	6.64	5.43	5/1/96
Class C	17.70	3.28	6.50	3.53	8/15/97
Institutional	20.12	4.47	7.84	4.79	8/15/97
Class IR	19.99	N/A	N/A	13.45	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.38%
Class B	1.80	2.13
Class C	1.80	2.13
Institutional	0.65	0.98
Class IR	0.80	1.13

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	2.0%	Industrial Conglomerates
JPMorgan Chase & Co.	1.8	Diversified Financial Services
Exxon Mobil Corp.	1.6	Oil, Gas & Consumable Fuels
AT&T, Inc.	1.5	Diversified Telecommunication Services
Pfizer, Inc.	1.4	Pharmaceuticals
Plains All American Pipeline LP	1.2	Oil, Gas & Consumable Fuels
Philip Morris International, Inc.	1.2	Tobacco
PPL Corp.	1.2	Electric Utilities
American Electric Power Co., Inc.	1.2	Electric Utilities
Chevron Corp.	1.1	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME COMPOSITION[7]
As of October 31, 2012

[7]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]

“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS INCOME BUILDER FUND†

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000 Value Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index and the Fund’s former benchmarks (effective after the close of business on June 29, 2012), the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Barclays U.S. Aggregate Bond Index, is shown. In the Investment Adviser’s opinion, the Russell 1000 Value and BofA Merrill Lynch BB-B U.S. High Yield Constrained Indices are more appropriate benchmarks against which to measure the performance of the Fund in light of the Fund’s new investment objective, strategies, and policies. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	13.26%	4.07%	6.88%	6.91%
Including sales charges	7.03%	2.90%	6.27%	6.57%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	12.38%	3.29%	6.23%	5.44%
Including contingent deferred sales charges	7.31%	2.88%	6.23%	5.44%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	12.39%	3.29%	6.08%	3.56%
Including contingent deferred sales charges	11.38%	3.29%	6.08%	3.56%

Institutional Class (Commenced August 15, 1997)	13.74%	4.48%	7.41%	4.82%

Class IR (Commenced August 31, 2010)	13.55%	N/A	N/A	13.27%

†	Formerly Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Effective October 31, 2012 the fiscal year for the Goldman Sachs Rising Dividend Growth Fund (the “Fund”) was changed from September 30 to October 31. Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Fund’s performance and attribution for the one-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -1.24%, -1.29%, -1.21%, -1.21% and -1.24%, respectively. These returns compare to the -1.85% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What were some of the Fund’s best-performing individual stocks?

A	A position in property and casualty insurance underwriter HCC Insurance Holdings proved to be a strong contributor to the Fund’s results during the Reporting Period. Fitch Ratings affirmed the company’s senior debt rating at ‘A’ and the Insurer Financial Strength (“IFS”) of its operating subsidiaries at ‘AA.’ According to Fitch Ratings, the affirmed ratings reflect HCC Insurance Holdings’ favorable niche in the specialty insurance market as well as its solid capitalization, disciplined underwriting, moderate financial leverage and conservative reserving practices. (An insurance company’s reserve is a stated amount or percent of liquid assets that an insurer must have on hand that will satisfy all claims from in-force insurance policies and other outstanding liabilities. Reserve limits are established by state regulatory agencies, which calculate reserves as a percent of the total present value of in-force insurance less the present value of future premiums to be received plus interest.)

Polaris Industries was another top contributor to the Fund’s performance during the Reporting Period. Polaris Industries is a manufacturer of recreational vehicles, including snowmobiles, all-terrain vehicles, motorcycles and personal watercraft. Its share price rose during the Reporting Period, as investors responded favorably to the company’s broadening of its product line-up, the increasing of its market share and the expanding of its margins via manufacturing restructuring and cost controls. The company’s third calendar quarter results announced during the Reporting Period exceeded consensus expectations on both the top line and bottom line (i.e., revenue and earnings, respectively), and its management raised its 2012 guidance.

Another strong contributor to the Fund’s relative results during the Reporting Period was pharmaceuticals and other health care services distributor Cardinal Health. Cardinal Health continues to make strategic acquisitions and innovations in the drug distribution industry. During the Reporting Period, its management announced a share repurchase program that many believe should provide upside to its earnings guidance.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index during the Reporting Period was a position in telecommunications equipment company Harris Corporation. The company’s shares fell after a downgrade in rating by a Lazard Capital Markets analyst, citing concerns about weaker revenue. The downgrade occurred following the announcement that a large contract, worth approximately $250 million, was awarded to competitor General Dynamics. We maintained the Fund’s position in Harris Corporation at the end of the Reporting Period, however, as we believed the company remained well positioned with industry-leading technology serving a broad customer base.

Two of the Fund’s other biggest individual stock detractors could be found in the consumer discretionary sector — Ross Stores and TJX Companies. Ross Stores is the second largest off-price apparel and home accessories retailer in the U.S., while TJX Companies is the largest off-price apparel and home accessories retailer in the nation. One of the investment themes our team has favored for some time now was that of strapped consumers, given high gas prices and high unemployment. Consumers, we felt, still wanted decent quality but at reasonable prices. However, both of these companies’ stocks declined during the Reporting Period. For both Ross Stores and TJX Companies, company fundamentals remained strong, but profit-taking for gains in 2012 and sector rotation away from more defensive industries caused volatility in their respective shares during the Reporting Period. Year-over-year earnings comparisons for each are also anticipated to be disappointing due to a strong 2011. Despite Ross Stores’ price softness during the Reporting Period, we believe the company continues to offer attractive upside potential based on the benefits of its discounted merchandise to value-oriented consumers, expansion into new markets and above-average peer group comparable-store sales growth rate. Similarly, we believe TJX Companies has the right business strategy for the soft economic growth environment that persists both in the U.S. and in Europe.

Due to the significant net inflow of investment monies the Fund enjoyed during the Reporting Period, we added to the Fund’s positions in each of these holdings on weakness to maintain our targeted portfolio weight in each.

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2012

PERFORMANCE REVIEW
October 1, 2012–October 31, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-1.24%	-1.85%
Class C	-1.29	-1.85
Institutional	-1.21	-1.85
Class IR	-1.21	-1.85
Class R	-1.24	-1.85

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	14.48%	3.29%	6.38%	3/23/04
Class C	19.38	3.96	6.74	4/14/05
Institutional	21.64	4.94	6.02	3/21/07
Class IR	N/A	N/A	3.64	2/27/12
Class R	N/A	N/A	3.30	2/27/12

[3]

The Standardized Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective February 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund).

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.51%
Class C	1.95	2.26
Institutional	0.80	1.11
Class IR	0.95	1.26
Class R	1.45	1.76

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
Ross Stores, Inc.	3.2%	Specialty Retail
Polaris Industries, Inc.	3.1	Leisure Equipment & Products
International Business Machines Corp.	3.1	IT Services
VF Corp.	3.0	Textiles, Apparel & Luxury Goods
HCC Insurance Holdings, Inc.	2.9	Insurance
Novo Nordisk A/S ADR	2.8	Pharmaceuticals
The Valspar Corp.	2.8	Chemicals
TJX Cos., Inc.	2.8	Specialty Retail
FactSet Research Systems, Inc.	2.6	Software
Linn Energy LLC	2.6	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent Repurchase Agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on March 23, 2004 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 23, 2004 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	11.10%	3.57%	6.86%
Including sales charges	5.04%	2.40%	6.16%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	10.35%	3.07%	6.48%
Including contingent deferred sales charges	9.35%	3.07%	6.48%

Institutional Class (Commenced March 21, 2007)	11.48%	4.04%	5.70%

Class IR (Commenced February 27, 2012)	N/A	N/A	2.44%*

Class R (Commenced February 27, 2012)	N/A	N/A	2.08%*

*	Total return for periods of less than one year represents cumulative total return.

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund).

GOLDMAN SACHS INCOME BUILDER FUND†

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 42.2%
Aerospace & Defense – 1.5%
9,442	General Dynamics Corp.	$642,811
19,838	The Boeing Co.	1,397,389

		2,040,200

Beverages – 0.5%
18,464	The Coca-Cola Co.	686,492

Capital Markets – 0.6%
13,543	Ameriprise Financial, Inc.	790,505

Commercial Banks – 2.6%
26,721	HSBC Holdings PLC ADR	1,318,948
12,849	M&T Bank Corp.	1,337,581
27,499	U.S. Bancorp	913,242

		3,569,771

Communications Equipment – 0.4%
33,142	Cisco Systems, Inc.	568,054

Computers & Peripherals – 0.7%
1,514	Apple, Inc.	900,981

Consumer Finance – 1.0%
75,060	SLM Corp.	1,319,555

Diversified Financial Services – 1.8%
57,754	JPMorgan Chase & Co.	2,407,187

Diversified Telecommunication Services – 1.5%
57,868	AT&T, Inc.	2,001,654

Electric Utilities – 3.9%
35,027	American Electric Power Co., Inc.	1,556,600
14,500	Duke Energy Corp.	952,505
22,790	Pinnacle West Capital Corp.	1,207,186
53,127	PPL Corp.	1,571,497

		5,287,788

Energy Equipment & Services – 0.7%
31,152	Halliburton Co.	1,005,898

Food & Staples Retailing – 0.7%
26,164	Walgreen Co.	921,758

Food Products – 0.5%
7,413	The J.M. Smucker Co.	634,849

Health Care Providers & Services – 0.8%
23,856	Aetna, Inc.	1,042,507

Household Products – 1.0%
19,253	The Procter & Gamble Co.	1,333,078

Industrial Conglomerates – 2.0%
127,314	General Electric Co.	2,681,233

Insurance – 3.1%
7,152	Everest Re Group Ltd.	794,229
22,009	Prudential Financial, Inc.	1,255,613

Common Stocks – (continued)
Insurance – (continued)
21,388	The Travelers Cos., Inc.	$1,517,265
17,222	Willis Group Holdings PLC	579,865

		4,146,972

IT Services – 0.4%
18,599	Paychex, Inc.	603,166

Media – 1.4%
14,028	Time Warner, Inc.	609,517
24,690	Viacom, Inc. Class B	1,265,856

		1,875,373

Metals & Mining – 0.6%
19,746	Freeport-McMoRan Copper & Gold, Inc.	767,724

Oil, Gas & Consumable Fuels – 7.2%
13,972	Chevron Corp.	1,539,854
10,202	Devon Energy Corp.	593,859
27,734	ENI SpA ADR	1,272,713
24,115	Exxon Mobil Corp.	2,198,565
23,971	MarkWest Energy Partners LP	1,299,947
36,800	Plains All American Pipeline LP	1,669,984
22,686	Williams Partners LP	1,201,904

		9,776,826

Pharmaceuticals – 4.1%
21,549	Abbott Laboratories	1,411,890
13,090	Johnson & Johnson	927,034
28,244	Merck & Co., Inc.	1,288,774
76,904	Pfizer, Inc.	1,912,602

		5,540,300

Real Estate Investment Trusts – 1.0%
6,252	AvalonBay Communities, Inc.	847,521
3,833	Simon Property Group, Inc.	583,421

		1,430,942

Software – 0.9%
40,905	Microsoft Corp.	1,167,224

Specialty Retail – 0.9%
36,209	Lowe’s Cos., Inc.	1,172,447

Thrifts & Mortgage Finance – 0.3%
33,092	New York Community Bancorp, Inc.	458,655

Tobacco – 1.2%
18,637	Philip Morris International, Inc.	1,650,493

Wireless Telecommunication Services – 0.9%
43,526	Vodafone Group PLC ADR	1,184,778

TOTAL COMMON STOCKS
(Cost $50,731,676)		$56,966,410

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND†

Shares	Rate	Value

Preferred Stocks – 3.8%
Consumer Finance – 1.6%
Capital One Financial Corp.
45,000	6.000%	$1,129,950
CoBank ACB(a)(b)
10,000	6.250	1,057,500

		2,187,450

Real Estate Investment Trusts – 2.2%
PS Business Parks, Inc.
22,777	6.450	612,246
Public Storage
45,863	5.750	1,226,376
Vornado Realty Trust
45,814	6.625	1,160,469

		2,999,091

TOTAL PREFERRED STOCKS – 3.8%
(Cost $5,142,006)		$5,186,541

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 48.7%
Banks – 3.2%
BNP Paribas S.A.(a)(b)(c)
$1,000,000	5.186%	06/29/49	$930,000
Merrill Lynch & Co., Inc.(c)
1,000,000	7.750	05/14/38	1,292,808
Morgan Stanley & Co.
275,000	4.875	11/01/22	279,130
625,000	6.375	07/24/42	718,304
UBS AG
1,100,000	7.625	08/17/22	1,161,031

			4,381,273

Building Materials(b)(c) – 0.6%
HD Supply, Inc.
750,000	8.125	04/15/19	828,750

Consumer Cyclical Services – Business(c) – 3.2%
CoreLogic, Inc.
1,200,000	7.250	06/01/21	1,314,000
First Data Corp.(b)
1,200,000	8.250	01/15/21	1,203,000
Iron Mountain, Inc.
500,000	5.750	08/15/24	497,500
Lender Process Services, Inc.
400,000	5.750	04/15/23	423,000
Sabre Holdings Corp.
795,000	8.350	03/15/16	814,875

			4,252,375

Consumer Cyclical Services – Rental Equipment(c) – 1.2%
Algeco Scotsman Global Finance PLC(b)
400,000	8.500	10/15/18	412,229

Corporate Obligations – (continued)
Consumer Cyclical Services – Rental Equipment(c) – (continued)
HDTFS, Inc.(b)
$650,000	6.250%	10/15/22	$658,125
United Rentals North America, Inc.
500,000	8.375	09/15/20	547,500

			1,617,854

Consumer Products(b)(c)(d) – 0.8%
Alphabet Holding Co., Inc.
1,000,000	7.750	11/01/17	1,010,000

Consumer Products – Industrial(b)(c) – 0.8%
ADS Waste Holdings, Inc.
1,000,000	8.250	10/01/20	1,035,000

Electric(c) – 2.4%
Calpine Corp.(b)
750,000	7.500	02/15/21	819,375
DPL, Inc.
1,200,000	7.250	10/15/21	1,353,000
Puget Sound Energy, Inc.(a)
50,000	6.974	06/01/67	53,250
The AES Corp.
900,000	8.000	06/01/20	1,037,250

			3,262,875

Energy(c) – 3.8%
BG Energy Capital PLC(a)
725,000	6.500	11/30/72	790,612
Halcon Resources Corp.(b)
100,000	8.875	05/15/21	101,500
Linn Energy LLC/Linn Energy Finance Corp.
1,000,000	7.750	02/01/21	1,063,750
Nexen, Inc.
5,000	6.400	05/15/37	6,434
50,000	7.500	07/30/39	73,051
Peabody Energy Corp.
1,000,000	4.750	12/15/41	906,650
Plains Exploration & Production Co.
50,000	6.125	06/15/19	49,750
Range Resources Corp.
50,000	7.500	10/01/17	51,875
SandRidge Energy, Inc.(b)
1,000,000	8.000	06/01/18	1,052,500
Vanguard Natural Resourses LLC/VNR Finance Corp.
1,000,000	7.875	04/01/20	1,020,000

			5,116,122

Financial Co. – Non Captive(c) – 0.3%
GE Capital Trust I(a)
74,000	6.375	11/15/67	79,920
Hub International Ltd.(b)
350,000	8.125	10/15/18	360,500

			440,420

Food & Beverage(b)(c) – 0.6%
Bumble Bee Acquisition Corp.
750,000	9.000	12/15/17	796,875

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND†

Schedule of Investments (continued)

October 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Gaming(c) – 2.3%
Caesars Operating Escrow LLC/Caesars Escrow Corp.(b)
$650,000	9.000%	02/15/20	$651,625
Graton Economic Development Authority(b)
50,000	9.625	09/01/19	53,125
MGM Resorts International
1,250,000	7.625	01/15/17	1,325,000
Pinnacle Entertainment, Inc.
1,000,000	7.750	04/01/22	1,085,000

			3,114,750

Health Care(c) – 2.2%
American Renal Associates Holdings Inc.(d)
1,052,500	9.750	03/01/16	1,099,862
DaVita, Inc.
1,000,000	6.625	11/01/20	1,072,500
HCA, Inc.
700,000	6.500	02/15/20	771,750

			2,944,112

Health Care – Medical Products(c) – 1.9%
Community Health Systems, Inc.
350,000	7.125	07/15/20	368,375
DJO Finance LLC/DJO Finance Corp.(b)
1,000,000	9.875	04/15/18	980,000
Hologic, Inc.(e)(f)
1,250,000	2.000	03/01/42	1,230,469

			2,578,844

Health Care – Pharmaceuticals(b)(c) – 0.8%
Valeant Pharmaceuticals International
1,000,000	7.250	07/15/22	1,082,500

Health Care – Services(c) – 1.0%
MPT Operating Partnership LP/MPT Finance Corp.
1,250,000	6.375	02/15/22	1,303,125

Life Insurance(b)(c) – 0.8%
MetLife Capital Trust X
750,000	9.250	04/08/38	1,042,500

Media – Cable(c) – 2.9%
Cablevision Systems Corp.
1,250,000	8.000	04/15/20	1,400,000
CCO Holdings LLC/CCO Holdings Capital Corp.
1,200,000	5.250	09/30/22	1,203,300
DISH DBS Corp.
1,200,000	6.750	06/01/21	1,338,000

			3,941,300

Media – Non Cable(c) – 1.4%
Griffey Intermediate, Inc./Griffey Finance Sub LLC(b)
1,250,000	7.000	10/15/20	1,271,875
SGS International, Inc.
14,000	12.000	12/15/13	14,000
Univision Communications, Inc.(b)
650,000	6.750	09/15/22	650,000

			1,935,875

Corporate Obligations – (continued)
Metals & Mining(c) – 0.7%
ArcelorMittal
$950,000	6.250%	02/25/22	$938,125

Packaging(c) – 3.0%
Ardagh Packaging Finance PLC(b)
1,000,000	9.125	10/15/20	1,050,000
Berry Plastics Corp.
500,000	9.500	05/15/18	546,875
Reynolds Group Issuer, Inc.
200,000	5.750 (b)	10/15/20	202,500
1,200,000	8.250	02/15/21	1,185,000
Sealed Air Corp.(b)
1,000,000	8.375	09/15/21	1,108,750

			4,093,125

Paper(c) – 1.4%
Sappi Papier Holding GmbH(b)
550,000	8.375	06/15/19	581,625
Weyerhaeuser Co.
1,000,000	7.375	03/15/32	1,276,759

			1,858,384

Pipelines – 1.9%
El Paso Natural Gas Co.
75,000	7.500	11/15/26	100,407
Enterprise Products Operating LLC(a)(c)
100,000	8.375	08/01/66	113,750
1,000,000	7.000	06/01/67	1,085,000
Tennessee Gas Pipeline Co.
50,000	7.500	04/01/17	62,380
TransCanada PipeLines Ltd.(a)(c)
1,100,000	6.350	05/15/67	1,174,250

			2,535,787

Property/Casualty Insurance(c) – 1.4%
Mitsui Sumitomo Insurance Co. Ltd.(a)(b)
50,000	7.000	03/15/72	57,055
QBE Capital Funding III Ltd.(a)(b)
1,400,000	7.250	05/24/41	1,463,000
QBE Insurance Group Ltd.(a)(b)
225,000	5.647	07/01/23	222,929
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	98,855

			1,841,839

Real Estate Investment Trusts(c) – 0.9%
ProLogis LP(e)
75,000	1.875	01/15/13	75,009
Realogy Corp.(b)
1,000,000	9.000	01/15/20	1,120,000

			1,195,009

Retailers(c) – 0.5%
Burlington Coat Factory Warehouse Corp.
600,000	10.000	02/15/19	661,500

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND†

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Retailers – Food & Drug(c) – 0.5%
Rite Aid Corp.
$650,000	9.250%	03/15/20	$663,000

Technology – Hardware – 0.2%
Alcatel-Lucent USA, Inc.
500,000	6.450	03/15/29	318,750

Technology – Software(c) – 0.8%
Infor US, Inc.
1,000,000	9.375	04/01/19	1,100,000

Transportation(c)(d) – 0.2%
Florida East Coast Holdings Corp.
250,000	10.500	08/01/17	233,438

Wireless Telecommunications – 4.5%
Crown Castle International Corp.(b)(c)
1,100,000	5.250	01/15/23	1,138,500
Digicel Group Ltd.(b)(c)
250,000	8.250	09/30/20	269,062
Digicel Ltd.(b)(c)
750,000	7.000	02/15/20	791,250
Intelsat Luxembourg SA(c)(d)
1,500,000	11.500	02/04/17	1,586,250
SBA Telecommunications, Inc.(b)(c)
450,000	5.750	07/15/20	466,875
Sprint Capital Corp.(c)
600,000	6.900	05/01/19	654,000
600,000	8.750	03/15/32	709,500
VimpelCom Holdings BV(b)
480,000	7.504	03/01/22	513,600

			6,129,037

Wirelines Telecommunications(c) – 2.5%
Frontier Communications Corp.
1,000,000	8.125	10/01/18	1,135,000
Level 3 Financing, Inc.
1,000,000	8.125	07/01/19	1,065,000
Windstream Corp.
1,150,000	7.750	10/15/20	1,236,250

			3,436,250

TOTAL CORPORATE OBLIGATIONS
(Cost $63,511,658)			$65,688,794

Mortgage-Backed Obligations – 0.9%
Collateralized Mortgage Obligations – 0.9%
Adjustable Rate Non-Agency(a) – 0.9%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$210,968	0.511%	08/25/35	$137,322
Countrywide Alternative Loan Trust Series 2005-38, Class A3
238,253	0.561	09/25/35	168,457
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
16,941	2.925	11/20/34	15,004
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
247,148	0.471	01/25/36	198,475

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
$462,013	0.401%	07/25/47	$272,181
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
237,743	2.765	06/25/34	238,695
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
132,967	2.752	08/25/33	135,554

			1,165,688

Interest Only(g) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
3,324	5.500	06/25/33	97
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
15,159	5.250	07/25/33	1,250
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
45,733	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
58,539	0.000	08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
58,887	0.123	08/25/33	218
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
22,805	0.320	07/25/33	157

			1,722

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,195,228)			$1,167,410

Asset-Backed Securities – 0.2%
Home Equity – 0.1%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$237	1.211%	10/25/37	$237
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
39,699	0.474	06/15/29	36,754
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(a)
115,108	0.494	02/15/34	78,646
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
34,684	7.000	09/25/37	29,968
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
47,922	7.000	09/25/37	41,435

			187,040

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
75,017	8.330	04/01/30	78,624

TOTAL ASSET-BACKED SECURITIES
(Cost $328,616)			$265,664

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND†

Schedule of Investments (continued)

October 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 0.2%
California – 0.2%
California State GO Bonds Build America Taxable Series 2009
$75,000	7.500%	04/01/34	$101,085
California State GO Bonds Build America Taxable Series 2010
80,000	7.950	03/01/36	95,808

			196,893

Illinois – 0.0%
Illinois State GO Bonds Build America Series 2010
50,000	7.350	07/01/35	60,855

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $204,136)			$257,748

Senior Term Loans(h) – 1.0%
Health Care – 0.7%
Multiplan, Inc.
$959,821	4.750%	08/26/17	$963,018

Health Care – Services – 0.2%
U.S. Renal Care, Inc.
191,000	10.250	12/27/19	195,297

Services Cyclical – Business Services – 0.1%
ADS Waste Holdings, Inc.
150,000	5.250	09/11/19	151,350

TOTAL SENIOR TERM LOANS
(Cost $1,301,248)			$1,309,665

Shares	Description	Value

Investment Company(i) – 1.9%
Other Diversifier – 1.9%
341,377	Goldman Sachs High Yield Fund	$2,509,120
(Cost $2,509,110)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(j) – 0.4%
Repurchase Agreement – 0.4%
Joint Repurchase Agreement Account II
$600,000	0.316%	11/01/2012	$600,000
(Cost $600,000)

TOTAL INVESTMENTS — 99.3%
(Cost $125,523,678)			$133,951,352

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%			947,657

NET ASSETS — 100.0%			$134,899,009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $24,982,362, which represents approximately 18.5% of net assets as of October 31, 2012.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind security.
(e)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at October 31, 2012.
(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2012.
(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(h)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at October 31, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Represents an affiliated issuer.
(j)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 29.

Currency Abbreviation:
EUR	—Euro

Investment Abbreviations:
ADR	—American Depositary Receipt
GO	—General Obligation

†	Formerly Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	EUR/USD	11/16/12	$140,615	$934

SWAP CONTRACTS — At October 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2012(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index Series 16	$200	(1.000)%	06/20/14	0.344%	$(1,201)	$(1,192)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index Series 16	1,700	(1.000)	06/20/14	0.344	(11,427)	(8,917)
Morgan Stanley & Co.	CDX North America Investment Grade Index Series 16	400	(1.000)	06/20/14	0.344	(2,239)	(2,548)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index Series 16	700	1.000	06/20/16	0.724	726	7,013
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index Series 16	800	1.000	06/20/16	0.724	793	8,051
TOTAL						$(13,348)	$2,407

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2012

WRITTEN OPTIONS CONTRACTS — For the year ended October 31, 2012, the Fund had the following written options activity:

	Notional Amount	Premiums Received
Contracts Outstanding October 31, 2011	$—	$—
Contracts Written	45	11,149
Contracts Bought to Close	(45)	(11,149)
Contracts Outstanding October 31, 2012	$—	$—

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 90.5%
Beverages – 1.8%
284,200	The Coca-Cola Co.	$10,566,556

Capital Markets – 2.3%
105,500	Franklin Resources, Inc.	13,482,900

Chemicals – 10.4%
91,100	Ecolab, Inc.	6,340,560
168,000	Monsanto Co.	14,459,760
96,400	Praxair, Inc.	10,238,644
157,900	Rentech Nitrogen Partners LP	6,064,939
46,800	The Sherwin-Williams Co.	6,672,744
291,000	The Valspar Corp.	16,304,730

		60,081,377

Commercial Services & Supplies – 1.4%
203,400	Mine Safety Appliances Co.	7,851,240

Communications Equipment – 2.0%
256,300	Harris Corp.	11,733,414

Electrical Equipment – 2.6%
135,100	Roper Industries, Inc.	14,748,867

Food Products – 4.6%
218,200	McCormick & Co., Inc.	13,445,484
212,200	Nestle SA ADR	13,440,748

		26,886,232

Health Care Providers & Services – 2.5%
357,400	Cardinal Health, Inc.	14,699,862

Hotels, Restaurants & Leisure – 2.3%
154,700	McDonald’s Corp.	13,427,960

Household Products – 2.5%
287,200	Church & Dwight Co., Inc.	14,578,272

Insurance – 2.9%
477,200	HCC Insurance Holdings, Inc.	17,007,408

IT Services – 5.5%
246,200	Automatic Data Processing, Inc.	14,227,898
91,700	International Business Machines Corp.	17,838,401

		32,066,299

Leisure Equipment & Products – 3.1%
213,900	Polaris Industries, Inc.	18,074,550

Machinery – 1.9%
137,500	Parker Hannifin Corp.	10,815,750

Metals & Mining – 0.1%
16,300	Nucor Corp.	654,119

Multiline Retail – 0.9%
80,800	Family Dollar Stores, Inc.	5,329,568

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 18.8%
203,500	El Paso Pipeline Partners LP	$7,266,985
176,700	Energy Transfer Equity LP	7,776,567
179,400	Enterprise Products Partners LP	9,456,174
62,700	EOG Resources, Inc.	7,303,923
352,800	Linn Energy LLC	14,859,936
281,900	Magellan Midstream Partners LP	12,242,917
189,400	MarkWest Energy Partners LP	10,271,162
109,900	ONEOK Partners LP	6,698,405
247,500	Plains All American Pipeline LP	11,231,550
99,900	Sunoco Logistics Partners LP	4,896,099
155,800	Western Gas Partners LP	7,942,684
174,600	Williams Partners LP	9,250,308

		109,196,710

Pharmaceuticals – 4.6%
103,000	Novo Nordisk A/S ADR	16,509,870
254,500	Teva Pharmaceutical Industries Ltd. ADR	10,286,890

		26,796,760

Road & Rail – 3.8%
143,900	Canadian National Railway Co.	12,430,082
151,000	Norfolk Southern Corp.	9,263,850

		21,693,932

Software – 2.6%
164,300	FactSet Research Systems, Inc.	14,877,365

Specialty Retail – 6.0%
306,600	Ross Stores, Inc.	18,687,270
384,200	TJX Cos., Inc.	15,994,246

		34,681,516

Textiles, Apparel & Luxury Goods – 3.1%
112,700	VF Corp.	17,635,296

Trading Companies & Distributors – 2.5%
54,300	Fastenal Co.	2,427,210
60,100	W.W. Grainger, Inc.	12,104,741

		14,531,951

Wireless Telecommunication Services – 2.3%
494,600	Vodafone Group PLC ADR	13,463,012

TOTAL COMMON STOCKS
(Cost $475,310,435)		$524,880,916

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 8.7%
Repurchase Agreement – 8.7%
Joint Repurchase Agreement Account II
$50,600,000	0.316%	11/01/12	$50,600,000
(Cost $50,600,000)

TOTAL INVESTMENTS – 99.2%
(Cost $525,910,435)			$575,480,916

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			4,672,355

NET ASSETS – 100.0%			$580,153,271

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 29.

Investment Abbreviation:
ADR	—American Depositary Receipt

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

October 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Income Builder	$600,000	$600,005	$613,460
Rising Dividend Growth	50,600,000	50,600,444	51,735,086

REPURCHASE AGREEMENTS — At October 31, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest Rate	Income Builder	Rising Dividend Growth
BNP Paribas Securities Co.	0.300%	$84,378	$7,115,879
BNP Paribas Securities Co.	0.350	141,442	11,928,247
Credit Suisse Securities LLC	0.250	47,517	4,007,257
Deutsche Bank Securities, Inc.	0.280	60,270	5,082,771
JPMorgan Securities LLC	0.300	145,853	12,300,304
Wells Fargo Securities LLC	0.350	120,540	10,165,542
TOTAL		$600,000	$50,600,000

At October 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 4.000%	09/01/24 to 11/01/42
Federal National Mortgage Association	2.500 to 6.000	09/01/22 to 10/01/42
Government National Mortgage Association	3.500 to 4.000	07/20/41 to 05/15/42
U.S. Treasury Bill	0.000	01/24/13
U.S. Treasury Notes	0.125 to 4.875	11/15/12 to 05/15/22

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2012

	Income Builder Fund(a)	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $123,014,568 and $525,910,435)	$131,442,232	$575,480,916
Investments of affiliated issuers, at value (cost $2,509,110 and $0)	2,509,120	—
Cash	86,292	63,742
Foreign currencies, at value (cost $7 and $411)	7	407
Receivables:
Dividends and interest	1,132,563	728,326
Fund shares sold	345,764	4,867,553
Collateral on certain derivative contracts	140,000	—
Reimbursement from investment adviser	66,208	181,825
Investment securities sold	59,111	—
Unrealized gain on swap contracts	15,064	—
Foreign tax reclaims	1,930	41,161
Upfront payments made on swap contracts	1,519	—
Unrealized gain on forward foreign currency exchange contracts	934	—
Total assets	135,800,744	581,363,930

Liabilities:
Payables:
Fund shares redeemed	372,227	475,381
Investments purchased on an extended — settlement basis	247,747	—
Amounts owed to affiliates	121,515	511,978
Distributions payable	36,883	—
Investments purchased	13,652	—
Unrealized loss on swap contracts	12,657	—
Upfront payments received on swap contracts	14,867	—
Accrued expenses	82,187	223,300
Total liabilities	901,735	1,210,659

Net Assets:
Paid-in capital	122,274,739	540,885,508
Undistributed (distributions in excess of) net investment income (loss)	291,256	(1,773,614)
Accumulated net realized gain (loss)	3,901,999	(8,529,101)
Net unrealized gain	8,431,015	49,570,478
NET ASSETS	$134,899,009	$580,153,271
Net Assets:
Class A	$95,116,446	$252,945,203
Class B	5,843,266	—
Class C	18,699,190	61,463,995
Institutional	13,601,072	220,145,112
Class IR	1,639,035	45,471,584
Class R	—	127,377
Total Net Assets	$134,899,009	$580,153,271
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,531,547	16,683,963
Class B	280,322	—
Class C	901,393	4,017,758
Institutional	637,634	14,237,724
Class IR	76,984	2,942,031
Class R	—	8,408
Net asset value, offering and redemption price per share:(b)
Class A	$20.99	$15.16
Class B	20.84	—
Class C	20.74	15.30
Institutional	21.33	15.46
Class IR	21.29	15.46
Class R	—	15.15

(a)	Formerly, Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.
(b)	Maximum public offering price per share for Class A Shares of the Income Builder Fund and Rising Dividend Growth Fund is $22.21 and $16.04, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

	Income Builder Fund(a)	Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2012	For the Period October 1, 2012 To October 31, 2012*	For the Fiscal Year Ended September 30, 2012
Investment income:
Dividends (net of foreign withholding taxes of $9,075, $0 and $88,551, respectively)	$2,480,906	$229,325	$4,014,545
Interest	2,174,149	9,396	46,778
Dividends-affiliated issuer	15,894	—	—
Securities lending income — affiliated issuer	14,762	—	—
Total investment income	4,685,711	238,721	4,061,323

Expenses:
Management fees	801,894	351,326	1,907,669
Distribution and Service fees(b)	415,989	98,770	513,429
Transfer Agent fees(b)	220,717	61,881	306,634
Professional fees	140,177	51,943	176,220
Custody and accounting fees	128,990	13,682	83,651
Registration fees	78,130	16,322	158,431
Printing and mailing costs	70,251	28,888	111,508
Trustee fees	15,238	1,492	18,236
Administration fees	—	—	64,554
Other	8,529	1,644	46,397
Total expenses	1,879,915	625,948	3,386,729
Less — expense reductions	(487,636)	(107,424)	(419,711)
Net expenses	1,392,279	518,524	2,967,018
NET INVESTMENT INCOME (LOSS)	3,293,432	(279,803)	1,094,305

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	10,671,485	(215,486)	(3,612,701)
Futures contracts	922,896	—	—
Written options	(12,577)	—	—
Swap contracts	(203,788)	—	—
Forward foreign currency exchange contracts	66,746	—	—
Foreign currency transactions	(163,607)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	784,408	(7,098,599)	46,236,274
Investments — affiliated issuers	10	—	—
Futures contracts	(110,267)	—	—
Swap contracts	(10,865)	—	—
Forward foreign currency exchange contracts	18,905	—	—
Foreign currency translation	2,580	—	—
Net realized and unrealized gain (loss)	11,965,926	(7,314,085)	42,623,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,259,358	$(7,593,888)	$43,717,878

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Formerly, Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Class IR	Class R
Income Builder	$236,833	$61,057	$118,099	$—	$179,993	$11,601	$22,439	$3,649	$3,035	$—
Rising Dividend Growth (For the Period October 1, 2012 to October 31, 2012)	51,293	—	47,423	54(c)	38,982	—	9,010	7,232	6,636(c)	21(c)
Rising Dividend Growth (For the Fiscal Year Ended September 30, 2012)	343,774	—	169,593	62(c)	201,357	—	27,299	62,957	14,998(c)	23(c)

(c)	Commenced operations on February 27, 2012.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund(a)
	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$3,293,432	$2,651,580
Net realized gain	11,281,155	6,952,249
Net change in unrealized gain (loss)	684,771	(1,147,708)
Net increase in net assets resulting from operations	15,259,358	8,456,121

Distributions to shareholders:
From net investment income
Class A Shares	(2,457,532)	(2,527,748)
Class B Shares	(106,851)	(124,008)
Class C Shares	(246,908)	(144,092)
Institutional Shares	(289,406)	(121,659)
Class IR Shares	(43,123)	(2,731)
Total distributions to shareholders	(3,143,820)	(2,920,238)

From share transactions:
Proceeds from sales of shares	45,937,740	28,330,246
Reinvestment of distributions	2,919,869	2,775,474
Cost of shares redeemed	(43,309,238)	(46,692,692)
Net increase (decrease) in net assets resulting from share transactions	5,548,371	(15,586,972)
TOTAL INCREASE (DECREASE)	17,663,909	(10,051,089)

Net assets:
Beginning of year	117,235,100	127,286,189
End of year	$134,899,009	$117,235,100
Undistributed net investment income	$291,256	$13,947

(a)	Formerly, Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Period October 1, 2012 To October 31, 2012*	For the Fiscal Year Ended September 30, 2012	For the Fiscal Year Ended September 30, 2011
From operations:
Net investment income (loss)	$(279,803)	$1,094,305	$215,340
Net realized gain (loss)	(215,486)	(3,612,701)	1,424,260
Net change in unrealized gain (loss)	(7,098,599)	46,236,274	(6,143,424)
Net increase (decrease) in net assets resulting from operations	(7,593,888)	43,717,878	(4,503,824)

Distributions to shareholders:
From net investment income
Class A Shares	—	(1,472,425)	(115,140)
Class C Shares	—	(122,098)	(12,196)
Institutional Shares	—	(1,660,310)	(88,004)
Class IR Shares(a)	—	(151,309)	—
Class R Shares(a)	—	(328)	—
From capital
Class A Shares	—	(187,727)	(677,859)
Class C Shares	—	(26,988)	(71,800)
Institutional Shares	—	(163,779)	(518,108)
Class IR Shares(a)	—	(21,150)	—
Class R Shares(a)	—	(34)	—
From distributions in excess of net investment income
Class A Shares	—	—	(373,251)
Class C Shares	—	—	(39,535)
Institutional Shares	—	—	(285,287)
Total distributions to shareholders	—	(3,806,148)	(2,181,180)

From share transactions:
Proceeds from sales of shares	82,363,067	397,177,740	89,237,866
Reinvestment of distributions	—	3,491,143	1,735,233
Cost of shares redeemed	(8,135,310)	(61,294,825)	(18,605,705	)(b)
Net increase in net assets resulting from share transactions	74,227,757	339,374,058	72,367,394
TOTAL INCREASE	66,633,869	379,285,788	65,682,390

Net assets:
Beginning of period	513,519,402	134,233,614	68,551,224
End of period	$580,153,271	$513,519,402	$134,233,614
Distributions in excess of net investment income	$(1,773,614)	$(1,773,614)	$(956,252)

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Commenced operations on February 27, 2012.
(b)	Net of $18,545 of redemption fees for the fiscal year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INCOME BUILDER FUND†

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$19.01	$0.55		$1.95	$2.50	$(0.52)	$—	$(0.52)
2012 - B	18.87	0.39		1.94	2.33	(0.36)	—	(0.36)
2012 - C	18.79	0.42		1.90	2.32	(0.37)	—	(0.37)
2012 - Institutional	19.31	0.66		1.97	2.63	(0.61)	—	(0.61)
2012 - IR	19.28	0.57		2.02	2.59	(0.58)	—	(0.58)
2011 - A	18.21	0.42	(d)	0.83	1.25	(0.45)	—	(0.45)
2011 - B	18.07	0.28	(d)	0.83	1.11	(0.31)	—	(0.31)
2011 - C	18.01	0.26	(d)	0.84	1.10	(0.32)	—	(0.32)
2011 - Institutional	18.50	0.47	(d)	0.87	1.34	(0.53)	—	(0.53)
2011 - IR	18.48	0.40	(d)	0.90	1.30	(0.50)	—	(0.50)
2010 - A	16.32	0.48	(e)	1.97	2.45	(0.56)	—	(0.56)
2010 - B	16.19	0.35	(e)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(e)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(e)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(e)	1.28	1.34	(0.14)	—	(0.14)
2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)
2008 - Service	17.77	0.10		(3.00)	(2.90)	(0.18)	—	(0.18)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)

†	Formerly Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012 the Fund changed its name to the Goldman Sachs Income Builder Fund.
*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.08 per share and 0.40% of average net assets.
(e)	Reflects income recognized from a non-recurring special dividend which amounted to $0.05 per share and 0.28% of average net assets.
(f)	Annualized.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$20.99	13.26%	$95,116	1.05%		1.44%		2.73%		369%
20.84	12.38	5,843	1.80		2.19		1.97		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369
19.01	6.95	94,819	1.05		1.38		2.20	(d)	357
18.87	6.16	6,332	1.80		2.13		1.47	(d)	357
18.79	6.13	9,297	1.80		2.13		1.38	(d)	357
19.31	7.33	6,610	0.65		0.98		2.44	(d)	357
19.28	7.09	177	0.80		1.13		2.06	(d)	357
18.21	15.29	108,710	1.05		1.40		2.75	(e)	238
18.07	14.46	7,991	1.80		2.15		2.03	(e)	238
18.01	14.48	7,665	1.80		2.15		1.99	(e)	238
18.50	15.76	2,919	0.65		1.00		3.14	(e)	238
18.48	7.77	1	0.80	(f)	1.15	(f)	2.10	(e)(f)	238
16.32	15.32	111,326	1.05		1.38		3.20		173
16.19	14.41	8,970	1.80		2.13		2.47		173
16.14	14.43	7,022	1.80		2.13		2.44		173
16.57	15.76	2,572	0.65		0.98		3.58		173

14.64	(16.41)	116,915	1.04	(f)	1.54	(f)	3.72	(f)	58
14.53	(16.49)	10,306	1.79	(f)	2.29	(f)	2.97	(f)	58
14.49	(16.52)	6,597	1.79	(f)	2.29	(f)	2.97	(f)	58
14.86	(16.35)	2,433	0.64	(f)	1.14	(f)	4.10	(f)	58
14.69	(16.43)	1	0.94	(f)	0.94	(f)	3.75	(f)	58

17.71	(6.48)	148,623	1.03		1.29		3.37		184
17.56	(7.21)	12,946	1.78		2.04		2.62		184
17.52	(7.19)	7,835	1.78		2.04		2.63		184
17.98	(6.10)	2,951	0.63		0.89		3.78		184
17.77	(6.41)	1	1.13		1.39		3.33		184

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	In excess of net investment income	Total distributions
FOR THE PERIOD OCTOBER 1, 2012 TO OCTOBER 31,*
2012 - A	$15.35	$(0.01	)(c)	$(0.18)	$(0.19)	$—	$—	$—	$—	$—
2012 - C	15.50	(0.02	)(c)	(0.18)	(0.20)	—	—	—	—	—
2012 - Institutional	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—	—
2012 - IR	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—	—
2012 - R	15.34	(0.02	)(c)	(0.17)	(0.19)	—	—	—	—	—

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	12.82	0.05	(c)	2.66	2.71	(0.16)	—	(0.02)	—	(0.18)
2012 - C	12.97	(0.07	)(c)	2.71	2.64	(0.09)	—	(0.02)	—	(0.11)
2012 - Institutional	13.06	0.11	(c)	2.71	2.82	(0.21)	—	(0.02)	—	(0.23)
2012 - IR (Commenced February 27, 2012)	15.25	(0.01	)(c)	0.57	0.56	(0.14)	—	(0.02)	—	(0.16)
2012 - R (Commenced February 27, 2012)	14.96	(0.07	)(c)	0.57	0.50	(0.10)	—	(0.02)	—	(0.12)
2011 - A	12.94	0.02	(c)	0.12	0.14	(0.03)	—	(0.15)	(0.08)	(0.26)
2011 - C	13.08	(0.07	)(c)	0.15	0.08	(0.02)	—	(0.11)	(0.06)	(0.19)
2011 - Institutional	13.16	0.07	(c)	0.14	0.21	(0.03)	—	(0.18)	(0.10)	(0.31)
2010 - A	11.07	0.01		2.05	2.06	(0.01)	—	—	(0.18)	(0.19)
2010 - C	11.14	(0.07)		2.12	2.05	— (f)	—	—	(0.11)	(0.11)
2010 - Institutional	11.25	0.10		2.05	2.15	(0.01)	—	—	(0.23)	(0.24)
2009 - A	11.31	0.04		(0.04)	—	(0.06)	—	(0.10)	(0.08)	(0.24)
2009 - C	11.39	(0.02)		(0.05)	(0.07)	(0.04)	—	(0.08)	(0.06)	(0.18)
2009 - Institutional	11.50	0.09		(0.06)	0.03	(0.07)	—	(0.12)	(0.09)	(0.28)
2008 - A	13.60	(0.01)		(1.95)	(1.96)	—	(0.05)	(0.27)	(0.01)	(0.33)
2008 - C	13.62	(0.08)		(1.95)	(2.03)	—	(0.05)	(0.15)	— (f)	(0.20)
2008 - Institutional	13.85	0.09		(2.00)	(1.91)	—	(0.05)	(0.37)	(0.02)	(0.44)

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s successor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.
(f)	Amount is less than $0.005 per share.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$15.16	(1.24)%	$252,945	1.20	%(d)	1.32	%(d)	(0.69	)%(d)	2%
15.30	(1.29)	61,464	1.94	(d)	2.06	(d)	(1.39	)(d)	2
15.46	(1.21)	220,145	0.80	(d)	0.93	(d)	(0.31	)(d)	2
15.46	(1.21)	45,472	0.95	(d)	1.07	(d)	(0.40	)(d)	2
15.15	(1.24)	127	1.45	(d)	1.57	(d)	(0.99	)(d)	2

15.35	21.15	230,319	1.31	(e)	1.49	(e)	0.35	(e)	18
15.50	20.38	51,158	2.04	(e)	2.16	(e)	(0.45	)(e)	18
15.65	21.64	195,794	0.93	(e)	1.10	(e)	0.74	(e)	18
15.65	3.70	36,122	0.95	(d)	1.14	(d)	0.50	(d)	18
15.34	3.36	127	1.42	(d)	1.60	(d)	(0.17	(d)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52
12.94	18.69	46,003	1.65		1.86		0.01		25
13.08	18.50	4,456	2.25		2.46		(0.59)		25
13.16	19.21	18,092	1.25		1.46		0.41		25
11.07	0.33	39,998	1.65		1.92		0.51		39
11.14	(0.37)	3,898	2.25		2.52		(0.10)		39
11.25	0.63	12,628	1.25		1.52		0.97		39
11.31	(14.63)	45,894	1.65		1.56		(0.05)		25
11.39	(15.04)	4,338	2.25		2.03		(0.64)		25
11.50	(14.08)	11,153	1.25		1.44		0.40		25

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/Non-diversified
Income Builder†	A, B, C, Institutional and IR	Diversified
Rising Dividend Growth^	A, C, Institutional, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
†	Formerly Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.
^	The Fund changed its fiscal year end from September 30 to October 31.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Prior to the reorganization, Class A Shares of the Rising Dividend Growth Fund (the “Predecessor Fund”), a series of Dividend Growth Trust (the “Predecessor Trust”), were sold with a front-end sales charge of up to 5.75%. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, on February 27, 2012, all of the assets, subject to liabilities, of the Predecessor Fund were transferred to the Rising Dividend Growth Fund in exchange for shares of beneficial interest of the Rising Dividend Growth Fund on February 27, 2012, as of the close of business on February 24, 2012 (the “Reorganization”). Holders of Class A Shares of the Predecessor Fund (Class C Shares of the Predecessor Fund were converted to Class A Shares of the Predecessor Fund immediately prior to the Reorganization) received Class A Shares of the Rising Dividend Growth Fund and holders of Class I Shares of the Predecessor Fund received Institutional Shares of the Rising Dividend Growth Fund, each in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. On the date of the exchange, the Rising Dividend Growth Fund commenced offering Class IR and Class R Shares. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through February 24, 2012.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Prior to June 29, 2012, the Income Builder Fund declared and paid income distributions on a quarterly basis.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of the securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

more financial institutions (“Lenders”). Investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms.

iii.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B. Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$56,966,410	$—	$—
Preferred Stocks	—	5,186,541	—
Fixed Income
Corporate Obligations	—	65,688,794	—
Mortgage-Backed Obligations	—	1,167,410	—
Asset-Backed Securities	—	265,664	—
Municipal Debt Obligations	—	257,748	—
Senior Term Loans	—	1,309,665	—
Investment Companies	2,509,120	—	—
Short-term Investments	—	600,000	—
Total	$59,475,530	$74,475,822	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$934	$—
Credit Default Swap Contracts	—	15,064	—
Total	$—	$15,998	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(12,657)	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$524,880,916	$—	$—
Short-term Investments	—	50,600,000	—
Total	$524,880,916	$50,600,000	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2012. These instruments were used to meet the Income Builder Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$15,064	Payable for unrealized loss on swap contracts	$(12,657)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	934	—	—
Total		$15,998		$(12,657)

(a)	Represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Income Builder Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$652,287	$(82,110)	108
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(74,325)	5,200	10
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	115,383	(44,222)	14
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	66,746	18,905	3
Total		$760,091	$(102,227)	135

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.

For the period ended October 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.75

*	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate above through at least February 28, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

Prior to the reorganization affecting the Rising Dividend Growth Fund, Dividend Growth Advisors, LLC (“DGA”) served as investment adviser to the Predecessor Fund. The Predecessor Fund paid DGA a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Predecessor Fund’s average daily net assets.

Subsequent to the reorganization, Dividend Assets Capital, LLC (“DAC”), formerly DGA, serves as the sub-adviser to the Rising Dividend Growth Fund (the “Sub-Adviser”). As compensation for its services as Sub-Advisor, DAC is entitled to a fee, payable by GSAM, accrued daily and paid each calendar quarter, equal to an annual rate of 0.20% of the Rising Dividend Growth Fund’s average daily net assets.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Prior to the reorganization affecting the Rising Dividend Growth Fund, the Predecessor Fund retained United Financial Securities, Inc., a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to act as the principal distributor of its shares.

Prior to the reorganization, the Predecessor Trust, on behalf of the Predecessor Fund, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which it was authorized to compensate the distributor for payments to dealers or others with distribution fees as follows:

	Distribution Plan
	Class A	Class C
Distribution Plan	0.25%	0.75%
Service Plan	0.15	0.25

The shareholder servicing fees were used to pay the distributor, dealer and others who: assisted in establishing and maintaining customer accounts and records, assisted with purchase and redemption requests, arranged for bank wires, monitored dividend payments from the Predecessor Trust on behalf of customers, furnished personal services and maintained shareholder accounts, facilitated certain shareholder communications from the Predecessor Trust to customers, received and answered correspondence and aided in maintaining the investment of the Predecessor Fund’s shareholders.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the periods ended September 30 and October 31, 2012, Goldman Sachs advised that it retained the following approximate amounts.

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Income Builder	$34,100	$—	$—
Rising Dividend Growth (For the period October 1 - October 31, 2012)	41,500	N/A	—
Rising Dividend Growth (For the period February 27, 2012 to September 30, 2012)	201,200	N/A	—

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

Prior to the reorganization affecting the Rising Dividend Growth Fund, Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington, served as the transfer agent of the Predecessor Fund.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Income Builder Fund and Rising Dividend Growth Fund are 0.064% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2013 for Income Builder Fund and at least February 27, 2013 for Rising Dividend Growth Fund, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

For the periods ended September 30, 2012 and October 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waivers	Custody Fee Credits		Other Expense Reimbursements	Total Expense Reductions
Income Builder	$123	$—	*	$365	$488
Rising Dividend Growth (For the period October 1, 2012 to October 31, 2012)	—	—	*	107	107
Rising Dividend Growth (For the period February 27, 2012 to September 30, 2012)	—	—		368	368
*	Amount is less than $500.

Prior to reorganization affecting the Rising Dividend Growth Fund, DGA had also agreed to waive its advisory fees or reimburse other Predecessor Fund expenses so that the Predecessor Fund’s annual operating expenses would not exceed 1.65% for Class A Shares, 2.25% for Class C Shares, and 1.25% for Institutional Class Shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds). For the period October 1, 2011 through February 26, 2012, DGA waived $51,791.

As of October 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Funds	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Income Builder	$62	$40	$20	$122
Rising Dividend Growth	351	99	62	512

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Line of Credit Facility — As of October 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended October 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

G. Other Transactions with Affiliates — For the fiscal year ended October 31, 2012, Goldman Sachs earned approximately $4,400 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as Futures Commission Merchant, on behalf of the Income Builder Fund.

The Income Builder Fund invests in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the period ended October 31, 2012:

Underlying Fund	Market Value 10/1/2011	Purchases at Cost	Unrealized Gain (Loss)	Market Value 10/31/2012	Dividend Income
High Yield Fund	$—	$2,509,110	$10	$2,509,120	$15,894

As of October 31, 2012, Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of the Class R Shares of the Rising Dividend Growth Fund.

H. Other Agreements — Prior to the reorganization affecting the Rising Dividend Growth Fund, the Predecessor Fund retained HASI to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting. For the period October 1, 2011 through February 26, 2012, HASI earned $64,554 for administrative services provided to the Predecessor Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Income Builder Fund*	$457,519,344	$451,604,084
Rising Dividend Growth	74,750,898	12,621,156

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $256,267,032 and $280,246,153, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Income Builder Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. SECURITIES LENDING (continued)

of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Income Builder Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Income Builder Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the fiscal year ended October 31, 2012, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received By the Fund From Lending to Goldman Sachs
Income Builder	$1,639	$7,033

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended October 31, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Income Builder	1,047	7,204	(8,251)	—	$—

8. TAX INFORMATION

The tax character of distributions paid during the periods ended October 31, 2012 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from ordinary income	$3,143,820	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows for the Rising Dividend Growth Fund:

	Rising Dividend Growth
	2011	2012
Distributions paid from:
Ordinary income	$913,416	$3,406,470
Tax return of capital	1,267,764	399,678
Total distributions	$2,181,180	$3,806,148

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows for the Income Builder Fund:

Income Builder
Distributions paid from ordinary income	$2,920,238

As of October 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income—net	$242,754	$—
Undistributed long-term capital gains	3,926,458	—
Total undistributed earnings	$4,169,212	$—
Capital loss carryforwards:(1)(2)
Expiring 2017	$—	$(3,483,653)
Perpetual Short-term	—	(5,039,343)
Total capital loss carryforwards	$—	$(8,522,996)
Timing differences (Distributions Payable)	$(36,883)	$—
Unrealized gains – net	8,491,941	47,790,759
Total accumulated earnings – net	$12,624,270	$39,267,763

(1)	Except for perpetual capital loss carryforwards, expiration occurs on October 31 of the year indicated.
(2)	The Income Builder Fund utilized $6,863,335 of capital losses in the current fiscal year.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$125,450,677	$527,690,157
Gross unrealized gain	9,270,024	53,806,070
Gross unrealized loss	(769,349)	(6,015,311)
Net unrealized security gain	$8,500,675	$47,790,759
Net unrealized loss on other investments	(8,734)	—
Net unrealized gain	$8,491,941	$47,790,759

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments, swap transactions and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses and the differences in tax treatment of foreign currency and swap transactions.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income Builder	$4,962	$(132,659)	$127,697
Rising Dividend Growth	(279,593)	(210)	279,803

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable), and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

9. OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Rising Dividend Growth Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses, because of these developments.

Portfolio Concentration Risk — As a result of the Rising Dividend Growth Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on September 27, 2011, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Rising Dividend Growth Fund of the assets of the Predecessor Fund. The acquisition was completed on February 27, 2012, as of the close of business on February 24, 2012.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund were transferred in exchange for the Goldman Sachs Rising Dividend Growth Fund’s Class A and Institutional Shares, which were then redistributed to the Predecessor Fund’s shareholders, in a tax-free exchange as follows:

Predecessor Fund*/The Fund	Exchanged Shares of Survivor Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of February 24, 2012
Rising Dividend Growth Fund, Class A / Goldman Sachs Rising Dividend Growth Fund, Class A	5,730,693	$85,704,176	5,730,693
Rising Dividend Growth Fund, Class C / Goldman Sachs Rising Dividend Growth Fund, Class A	1,199,328	17,936,198	1,186,680
Rising Dividend Growth Fund, Institutional Class / Goldman Sachs Rising Dividend Growth Fund, Institutional Class	6,133,273	93,509,365	6,133,273

*	Represents the accounting survivor.

The following chart shows the Rising Dividend Growth Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition).

Predecessor Fund*/The Fund	The Fund’s Aggregate Net Assets before reorganization	Predecessor Fund’s Aggregate Net Assets before reorganization	Predecessor Fund’s Unrealized Appreciation	The Fund’s Aggregate Net Assets Immediately after reorganization
Rising Dividend Growth Fund / Goldman Sachs Rising Dividend Growth Fund	$—	$197,149,739	$32,068,482	$197,149,739

*	Represents the accounting survivor.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2012

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund(a)

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,129,452	$22,669,091	977,089	$18,301,461
Reinvestment of distributions	118,259	2,388,299	130,893	2,444,783
Shares converted from Class B(b)	10,261	205,201	19,068	357,220
Shares redeemed	(1,714,766)	(34,277,010)	(2,107,633)	(39,797,519)
	(456,794)	(9,014,419)	(980,583)	(18,694,055)
Class B Shares
Shares sold	61,243	1,211,513	66,679	1,238,713
Reinvestment of distributions	4,835	97,270	5,917	109,541
Shares converted to Class A(b)	(10,342)	(205,201)	(19,223)	(357,220)
Shares redeemed	(111,022)	(2,193,078)	(159,941)	(2,989,824)
	(55,286)	(1,089,496)	(106,568)	(1,998,790)
Class C Shares
Shares sold	507,140	10,227,404	167,492	3,139,752
Reinvestment of distributions	9,841	198,518	5,721	105,680
Shares redeemed	(110,439)	(2,177,258)	(103,947)	(1,939,654)
	406,542	8,248,664	69,266	1,305,778
Institutional Shares
Shares sold	450,431	9,337,154	279,068	5,450,567
Reinvestment of distributions	9,362	192,659	5,943	112,739
Shares redeemed	(164,423)	(3,408,871)	(100,550)	(1,938,916)
	295,370	6,120,942	184,461	3,624,390
Class IR Shares
Shares sold	126,555	2,492,578	10,349	199,753
Reinvestment of distributions	2,099	43,123	143	2,731
Shares redeemed	(60,860)	(1,253,021)	(1,360)	(26,779)
	67,794	1,282,680	9,132	175,705
NET INCREASE (DECREASE)	257,626	$5,548,371	(824,292)	$(15,586,972)

(a)	Formerly, Goldman Sachs Balanced Fund. Effective after the close of business on June 29, 2012, the Fund changed its name to the Goldman Sachs Income Builder Fund.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Period October 1, 2012 to October 31, 2012*		For the Fiscal Year Ended September 30, 2012		For the Fiscal Year Ended September 30, 2011

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,934,520	$29,756,843	10,369,528	$153,318,420	2,256,075	$31,587,156
Impact on shares converted during reorganization(a)	—	—	1,199,328	17,936,198	—	—
Reinvestment of distributions	—	—	108,708	1,598,895	74,302	1,027,438
Shares redeemed	(253,743)	(3,907,164)	(1,850,045)	(27,269,228)	(708,543)	(9,809,998)
	1,680,777	25,849,679	9,827,519	145,584,285	1,621,834	22,804,596
Class C Shares
Shares sold	736,424	11,434,139	3,680,384	55,136,246	729,959	10,358,715
Impact on shares converted during reorganization(a)	—	—	(1,186,680)	(17,936,198)	—	—
Reinvestment of distributions	—	—	9,858	145,431	8,117	113,082
Shares redeemed	(19,195)	(298,118)	(153,805)	(2,258,033)	(127,875)	(1,807,526)
	717,229	11,136,021	2,349,757	35,087,446	610,201	8,664,271
Institutional Shares
Shares sold	1,950,001	30,815,742	10,196,609	152,393,963	3,341,383	47,291,995
Reinvestment of distributions	—	—	104,834	1,574,016	42,571	594,713
Shares redeemed	(222,617)	(3,513,639)	(2,047,008)	(30,612,848)	(502,803)	(6,988,181)
	1,727,384	27,302,103	8,254,435	123,355,131	2,881,151	40,898,527
Class IR Shares(b)
Shares sold	660,073	10,354,250	2,372,517	36,202,517	—	—
Reinvestment of distributions	—	—	11,310	172,439	—	—
Shares redeemed	(26,668)	(416,389)	(75,201)	(1,154,716)	—	—
	633,405	9,937,861	2,308,626	35,220,240	—	—
Class R Shares(b)
Shares sold	137	2,093	8,247	126,594	—	—
Reinvestment of distributions	—	—	24	362	—	—
	137	2,093	8,271	126,956	—	—
NET INCREASE	4,758,932	$74,227,757	22,748,608	$339,374,058	5,113,186	$72,367,394

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Class C Shares transferred into Class A Shares on February 27, 2012, as of the close of business on February 24, 2012.
(b)	Commenced operations on February 27, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Dividend Focus Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund, (collectively the “Dividend Focus Funds”), portfolios of Goldman Sachs Trust, at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012, by correspondence with the transfer agent, custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Rising Dividend Growth Fund (“the Predecessor Fund”) for the periods ended September 30, 2011 and prior were audited by another independent registered public accounting firm whose report dated November 28, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Period Ended October 31, 2012 (unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012 (October 1, 2012 through October 31, 2012, in the case of Rising Dividend Growth Fund).

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 months ended 10/31/12*	Beginning Account Value 10/1/12	Ending Account Value 10/31/12		Expenses Paid for the Period Ended 10/31/12*
Class A
Actual	$1,000.00	$1,047.60		$5.41	$1,000.00	$1,003.10		$1.02
Hypothetical 5% return	1,000.00	1,019.85	+	5.33	1,000.00	1,003.22	+	1.02
Class B
Actual	1,000.00	1,043.20		9.25	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.08	+	9.13	N/A	N/A		N/A
Class C
Actual	1,000.00	1,043.40		9.22	1,000.00	999.10		1.64
Hypothetical 5% return	1,000.00	1,016.11	+	9.10	1,000.00	1,002.59	+	1.65
Institutional
Actual	1,000.00	1,049.80		3.35	1,000.00	1,004.80		0.68
Hypothetical 5% return	1,000.00	1,021.87	+	3.31	1,000.00	1,003.56	+	0.68
Class IR
Actual	1,000.00	1,048.90		4.13	1,000.00	1,004.30		0.81
Hypothetical 5% return	1,000.00	1,021.10	+	4.07	1,000.00	1,003.43	+	0.81
Class R
Actual	N/A	N/A		N/A	1,000.00	1,001.80		1.23
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1.003.01	+	1.23

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Class IR	Class R
Income Builder	1.05%	1.80%	1.80%	0.65%	0.80%	N/A
Rising Dividend Growth	1.20	N/A	1.94	0.80	0.95	1.45%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund (formerly, the Goldman Sachs Balanced Fund) (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that the Fund had placed in the top half of its peer group for each of the one-, three-, five-, and ten-year periods, outperformed its benchmark index for the three-year period, and underperformed its benchmark index for the one-, five-, and ten-year periods ended March 31, 2012. They also noted that the Trustees had recently approved a proposal to rename the Fund and modify its investment objective, strategies and policies.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.65%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral was invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio (which did not offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust – Dividend Focus Fund - Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, 60.85% of the dividends paid from net investment company taxable income by the Income Builder Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended October 31, 2012, 86.97% of the dividends paid from net investment company taxable income by the Income Builder Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategies Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88598.MF.MED.TMPL/12/2012 DIVFOCAR12/25K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012